GREENWICH LIFESCIENCES

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Planned GLSI-100 (GP2 + GM-CSF) Phase III Clinical Trial

A Breakthrough Targeted Immunotherapy to Prevent Breast Cancer Recurrences

NASDAQ: **GLSI**

Snehal Patel, CEO



Greenwich LifeSciences

Image: T-cells targeting cancer cell

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GLSI-100 (GP2 + GM-CSF) Executive Summary

- Planned Phase III Trial: 9 amino acid HER2/*neu* peptide + GM-CSF immunotherapy for breast cancer in adjuvant/neoadjuvant setting (post-surgery) in HER2/*neu* 3+, HLA-A2 patients in Y2 following Herceptin or Kadcyla
- Phase IIb Trial Results: 0% recurrences, if fully immunized, versus 11% placebo recurrence rate in 96 patients, peak immunity after 6 months, minimal to no side effects, no SAEs attributable to GP2 ($p = 0.0338$)
  - Randomized, multi-center (16 centers), placebo-controlled, closed in 2018 with median 5 years follow-up led by MD Anderson
- Regulatory: FDA reviewed Phase III trial protocol and CMC – finalizing Phase III trial protocol, interim analysis added
- Manufacturing: Straight forward, Phase III lot near completion
- Potential Opportunities to Expand Market:
  - HER2/*neu* 1-2+ patients with Herceptin - increase market from 25% to 75%
  - ✓ Other HLA types – increase from 40-50% up to 80% of all patients
  - Combination with CD4/CD8 peptides and checkpoints
  - Other HER2/*neu* cancers
- NASDAQ Ticker "GLSI": Raised $36.5m since IPO, as of 9/1/21, best performing biotech IPO of 307 IPOs since February 2019 – 661% return (BioPharmCatalyst)

5 Year Data Set of GP2 Phase IIb Trial is Complete

HER2 3+ (Positive) Patients who Completed the Primary Immunization Series (PIS)



100.0%
89.4%
Peak Immunity
Change from baseline
* p < 0.05
Probability Disease-Free Survival
0.00 0.25 0.50 0.75 1.00
1.8 1.6 1.4 1.2 1.0 0.8
Immune Response via Dimer (%)
100 80 60 40 20 0
Percentage of Patients (%) Reporting any AE
6 Primary Immunizations + 4 Boosters
0 .5 1 1.5 2 2.5 3 3.5 4 4.5 5 5.5 6 6.5 7 7.5 8
Time (Years)

Number at Risk

GP2	46	46	46	46	46	45	45	45	42	40	30	4	2	1	1	1	0
Placebo	50	50	49	48	47	47	46	46	46	43	33	7	3	2	1	0	0

GP2 — Placebo

100% Disease Free Survival, 0% Metastatic Breast Cancer Recurrences

Peak Immunity After 6 Months & PIS

Injection Site & Systemic Adverse Events (AE) are Positive Sign of Immune Response – No SAEs attributable to GP2 treatment

Greenwich LifeSciences

Breast Cancer – *Still* a Substantial Unmet Need

- ***Unmet Need is to address the 50% of recurring patients who do not respond to Herceptin or Kadcyla – an opportunity for GP2.***
- ***Adjuvant Setting: Following breast cancer surgery, HER2/neu 3+ patients receive Herceptin in the first year and then hope that their breast cancer will not recur, with the odds of recurrence slowly decreasing over the first 5 years. Herceptin reduces recurrence rates from 25% to 12%.***
- ***Neoadjuvant Setting: Kadcyla was just approved for use in patients with residual disease determined via pCR at time of surgery. Kadcyla reduces recurrence rates from 22% to 11%.***
- ***Neither Perjeta or Nerlynx fully address this unmet need, even in their most efficacious subpopulations.***

GP2 Addresses Unmet Need: GP2 & GM-CSF starting in Year 2 act synergistically with Herceptin to prevent cancer recurrences, if fully immunized, reducing recurrence rates from **11%** to **0%** at median 5 years follow-up (*p = 0.0338*), with minimal to no side effects & no SAEs.

In the initial GP2 indication, approximately 17,000 new patients could be treated per year, saving up to 1,500 to 2,000 lives per year.

pCR = pathologic complete response, the lack of all signs of cancer in tissue samples remove during surgery or biopsy due to Neoadjuvant treatment.

GP2 Phase III Clinical Trial Dosing



Herceptin trastuzumab
nerlynx ? (neratinib) tablets
Potential Data Read Out: Interim analysis planned after ½ of prescribed events have occurred
Surgery
1 year
1 year
GP2 – 11 doses over 3 years
PERJETA pertuzumab for injection
Kadcyla ado-trastuzumab emtansine
Primary Immunization Series (6 Doses)
Boosters (5 Doses)
Doses
Months 0 1 2 3 4 5 6 12 18 24 30 36
Immunologic X X X X X X X X X X X X
DTH X X X X X X X X

- Study allows prior use of pertuzumab, trastuzumab, and ado-trastuzumab emtansine and concurrent neratinib
- Final DTH/immunologic assays at 48 months and at time of recurrence

Greenwich LifeSciences

GP2 Market Positioning & Feedback from KOLs

- As only injection site reactions were observed (which speaks to the immunogenicity of GP2) and with no SAEs attributable to GP2, GP2 can be positioned as the final treatment for patients post surgery
- Patients are seeking a de-escalation and a return to normal life free of toxic treatments, especially if the chance of recurrence is reduced substantially
- GP2 can be the treatment that will naturally overlap with or follow Herceptin, Kadcyla, or Enhertu or any of the other Herceptin derivatives being developed

Preventing Recurrences may prevent 95% of Metastatic Breast Cancer

11 GP2 Doses Over 3 Years

5% Metastatic

Diagnosis	Primary Treatment	Follow-up / Surveillance Period	Recurrence
Imaging *Biopsy*	*Surgery* *Chemotherapy* *Radiation* *Anti-HER2 Rx*	*Anti-Estrogen Rx* *Observation* *Cannot Predict Recurrence* *Patient Anxiety*	*Imaging* *Labs* *Anti-HER2 Rx* *Chemotherapy*

Greenwich LifeSciences

Synergy with Herceptin **Alone** **
0% Metastatic Cancer Recurrences

** 5 Year 100% Disease Free Survival without use of Kadcyla, Perjeta, Nerlynx, Enhertu, or Tukysa

Herceptin Approved for Adjuvant Treatment of HER2/*neu* 3+ Breast Cancer



DFS[1,2]
Absolute DFS at 3.5 years
86.7% (AC→T+H)
71.4% (AC→T)
Proportion event-free
1.0
0.8
0.6
0.4
0.2
0.0
Hazard ratio=0.48
(95% confidence interval: 0.39-0.59)
P<0.0001
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
DFS (years)

Number at risk (N= 3752)

AC→T+H	1872	1529	1240	997	764	575	426	239
AC→T	1880	1490	1159	926	689	534	375	195

AC=doxorubicin/cyclophosphamide T=paclitaxel H=Herceptin

Phase IIb Results for GP2 Target Population, if Fully Immunized (median 5 years follow-up)



100.0%
89.4%
Probability Disease-Free Survival
0.00
0.25
0.50
0.75
1.00
0 .5 1 1.5 2 2.5 3 3.5 4 4.5 5 5.5 6 6.5 7 7.5 8
Time(Years)
GP2
Placebo

Number at risk

GP2	46	46	46	46	46	45	45	45	42	40	30	4	2	1	1	1	0
Placebo	50	50	49	48	47	47	46	46	46	43	33	7	3	2	1	0	0

Joint Analysis Trial
*DFS – Disease Free Survival

Greenwich LifeSciences

GP2 Clinical Data:

GP2 is Immunogenic & Clinically Effective

Greenwich LifeSciences

HER2/*neu* Signaling Pathway Well Studied

- HER2/*neu* pathway activates cancer cell proliferation
- Overexpression of HER2/*neu* correlates strongly with aggressive cancers


HER2
HER3
P
P
P
P
Grb2
Shc
Src
Ras
SOS
Grb2
PTEN
p85
PI3K
Akt
Raf
MEK1/2
MAPK
Proliferation
mTOR
FKHR
GSK-3
Bad
p27
Cyclin D1
FasL
Cell cycle progression
Survival


3D Structure of HER2/*neu* Protein
GP2 Peptide

GP2 Product Description & Mechanism of Action

- 9 amino acid transmembrane peptide segment of HER2/*neu* protein
- Intradermal injection in combination with an FDA-approved immunoadjuvant GM-CSF, following 1st year of Herceptin treatment in Adjuvant Setting

Leukine® sargramostim

Herceptin® trastuzumab

- Given once per month for six months followed by 5 booster doses every 6 months = 11 doses over 3 years
- Mechanism of Action: 4 primary steps, followed by a secondary epitope spreading & broader immune response



1. Vaccination
GP2 Peptide
Antigen-Presenting Cell (APC)
APC Displays GP2 Peptide
2. T Cell Priming
Activated GP2-Specific T Cell
GP2-Specific T Cell Receptor
T Cell Recognizes GP2 on APC
3. T Cell Proliferation and Differentiation
GP2-Specific T Cells Multiply and Differentiate into Cytotoxic T Cells
4. Cancer Cell Elimination
Cancer Cell
GP2-Specific Cytotoxic T Cells Identify and Destroy Cancer Cells

Summary of GP2 Completed Trials – N=138 GP2-Treated Patients to Date with No SAEs Attributable to GP2

Study	Design and Control	Product, Dose, and Route	Regimen	Number of Subjects	Population	Duration of Follow-Up
Phase 1b 04-20017, (MCHL-SG (40-38a))	3x3 Dose-escalation	• GP2 at 100, 500, 1000mcg • GM-CSF at 250mcg (reduced to 125mcg in many subjects) • Intradermal	6 doses, every 3-4 weeks	18	• Breast cancer • HER2/*neu* 1-3+ • HLA-A*02 • Node negative	Primary safety follow-up for the duration of treatment + 30 days.
Phase 1b (C.2008.146)	3x3 Dose-escalation	• GP2+GM-CSF • GP2 at 100, 500, 1,000mcg • GM-CSF at 125, 250mcg • Intradermal • Concurrent iv trastuzumab	6 doses, every 3 weeks	17	• Breast cancer • HER2/*neu* 1-3+ • HLA-A*02 and HLA-A*03	Primary safety follow-up for the duration of treatment + 30 days.
Phase 1	3x3 Dose-escalation	• GP2+AE37+GM-CSF • GP2 at 100, 250, 500mcg • AE37 at 100, 250, 500mcg • GM-CSF at 125mcg • Intradermal	6 doses, 1 month apart	22	• Breast and ovarian cancer • HER2/*neu* 1-3+ • HLA-A*02 and HLA-A*03	1.5 years
Phase 2b (C.2007.098)	Randomized, Single-Blind	• GLSI-100 or GM-CSF alone • GP2 500mcg • GM-CSF 125mcg	• 6 doses, 1 month apart • 4 boosters beginning at 12 mo. then every 6 mo.	181 GLSI-100 (n = 89) GM-CSF alone (n = 91)	• Breast cancer • HER2/*neu* 1-3+ • HLA-A*02 • Node-positive and High-risk node-negative	5 years

2020 San Antonio Breast Cancer Symposium (SABCS)
0% Recurrences Over 5 Years in Phase IIb Trial

Greenwich LifeSciences

San Antonio Breast Cancer Symposium® December 8-11, 2020

Five year median follow-up data from a prospective, randomized, placebo-controlled, single-blinded, multicenter, phase IIb study evaluating the reduction of recurrences using HER2/neu peptide GP2 + GM-CSF vs. GM-CSF alone after adjuvant trastuzumab in HER2 positive women with operable breast cancer

Snehal S Patel, David B McWilliams, Marisa S Patel, Christine T Fischette, Jaye Thompson and F Joseph Daugherty.
Greenwich LifeSciences, Stafford, TX

BACKGROUND

The final analysis of the GP2 prospective, randomized, placebo-controlled, single-blinded, multicenter Phase IIb trial investigating GP2+GM-CSF administered in the adjuvant setting to node-positive and high-risk node-negative breast cancer patients with tumors expressing any degree of HER2 (immuno-histochemistry [IHC] 1-3+) (*NCT00524277*) is now complete with 5 year follow-up. The trial enrolled HLA-A02 patients randomized to receive GP2+GM-CSF versus GM-CSF alone. The trial's primary objective was to determine if treatment with GP2, a HER2-derived peptide, reduces recurrence rates. Three and 4 year interim analyses for this trial and 3 Phase I studies showing GP2 to be safe and immunogenic have been previously reported by Mittendorf et al.

METHODS

Each enrolled and consented subject was randomized and scheduled to receive a total of 6 GP2+GM-CSF (500 mcg GP2:125 mcg GM-CSF) or placebo (125 mcg GM-CSF alone) intradermal injections every 3-4 weeks as part of the Primary Immunization Series (PIS) for the first 6 months and 4 GP2+GM-CSF booster or placebo intradermal injections every 6 months thereafter. Boosters were introduced during the trial, thus some patients did not receive all 4 boosters.


Enroll
Randomize
GP2 + GM-CSF
GM-CSF alone

Primary Objective
- Determine if GP2+GM-CSF treatment reduces recurrence rates vs. GM-CSF alone

Secondary Objective
- Monitor immune response and correlate with clinical outcomes
- Monitor for any unexpected toxicities

RESULTS

This 168 patient (ITT: n=180) basket trial across 16 clinical sites explored 96 HER2 3+ patients, who received a standard course of trastuzumab after surgery and subsequently completed the full PIS or placebo, starting the PIS at median 17.1 months after surgery, and 72 HER2 1-2+ patients, who did not receive trastuzumab after surgery and subsequently completed the full PIS or placebo, starting the PIS at median 10.8 months after surgery. Subject disease characteristics are described in Table 1.

Since GP2 is synergistic with trastuzumab, and the HER2 1-2+ patients did not receive trastuzumab, it was prespecified to compare recurrence rates ITT versus per protocol in these 2 distinct, independently reported populations, excluding those patients who did not complete the PIS. Figure 1 depicts evidence that DFS is more likely in HER2 3+ GP2-treated subjects (p = 0.0338). Figure 2 provides DFS for the HER2 1-2+ group.

GP2 was shown to be well tolerated with no SAEs and elicited a potent immune response measured by local skin tests and immunological assays, which suggest peak immunity is reached at 6 months upon completion of the PIS.

Figure 1: HER2 3+ Subjects Who Completed PIS Following Trastuzumab


100.0%
89.4%
Probability Disease-Free Survival
1.00
0.75
0.50
0.25
0.00
0 .5 1 1.5 2 2.5 3 3.5 4 4.5 5 5.5 6 6.5 7 7.5 8
Time(Years)
Number at risk
GP2 46 46 46 46 46 45 45 45 42 40 30 4 2 1 1 1 0
Placebo 50 50 49 48 47 47 46 46 46 43 33 7 3 2 1 0 0
GP2
Placebo

After 5 years of follow-up, the Kaplan-Meier estimated 5-year DFS rate in the 46 HER2 3+ patients treated with GP2+GM-CSF, if the patient completed the PIS, was 100% versus 89.4% (95% CI:76.2, 95.5%) in the 50 placebo patients treated with GM-CSF (*p = 0.0338*). As shown in Table 1, the treated versus placebo HER2 3+ patients were well-matched, where approximately 53% were stage T1, 41% were stages T2-T4, 55% were node positive, 58% were HR positive and received endocrine therapy, 77% received adjuvant radiation, 77% received adjuvant chemotherapy, and 89% received trastuzumab.

Figure 2: HER2 1-2+ Subjects Who Completed PIS without Trastuzumab


77.6%
77.1%
Probability Disease-Free Survival
1.00
0.75
0.50
0.25
0.00
0 .5 1 1.5 2 2.5 3 3.5 4 4.5 5 5.5 6 6.5 7 7.5 8
Time(Years)
Number at risk
GP2 35 34 33 31 29 28 28 28 27 27 20 2 1 1 0 0 0
Placebo 37 37 35 32 30 30 29 29 29 27 20 0 0 0 0 0 0
GP2
Placebo

After 5 years of follow-up, the Kaplan-Meier estimated 5-year DFS rate in the 35 HER2 1-2+ patients treated with GP2+GM-CSF, if the patient completed the PIS, was 77.1% (95% CI:59.5, 87.9%) versus 77.6% (95% CI:60.1, 88.2%) in the 37 placebo patients treated with GM-CSF (*p = 0.9142*).

Table 1: Clinicopathologic Characteristics by Treatment Group for HER2 3+ and HER2 1-2+ Subjects Who Completed the PIS

	HER2 3+			HER2 1-2+		
Characteristic	GP2 (n = 46)	Placebo (n = 50)	p value†	GP2 (n = 35)	Placebo (n = 37)	p value†
Age (median, [min, max])	50.5 (26.9-72.3)	52.1 (33.7-72.1)	0.4011	50.8 (36.7-76.7)	49.9 (26.3-69.2)	0.0146
T Stage			0.874			0.664
T0/is	2 (4.4%)	1 (2.0%)		0 (0.0%)	0 (0.0%)	
T1	23 (50.0%)	28 (56.0%)		14 (40.0%)	11 (29.7%)	
T2	17 (37.0%)	14 (28.0%)		14 (40.0%)	17 (46.0%)	
T3	1 (2.2%)	2 (4.0%)		5 (14.3%)	8 (21.6%)	
T4	2 (4.4%)	3 (6.0%)		2 (5.7%)	1 (2.7%)	
Other	1 (2.2%)	2 (4.0%)		0 (0.0%)	0 (0.0%)	
Node Status			0.496			0.679
Negative	22 (47.8%)	20 (40.0%)		12 (34.3%)	11 (29.7%)	
Positive	24 (52.2%)	29 (58.0%)		23 (65.7%)	26 (70.3%)	
Not done	0 (0.0%)	1 (2.0%)		0 (0.0%)	0 (0.0%)	
Histology			0.996			0.415
Ductal	44 (95.7%)	48 (96.0%)		33 (94.3%)	32 (86.5%)	
Lobular	1 (2.2%)	1 (2.0%)		1 (2.9%)	1 (2.7%)	
Other	1 (2.2%)	1 (2.0%)		1 (2.9%)	4 (10.8%)	
Grade			0.795			0.142
Moderate	15 (32.6%)	16 (32.0%)		16 (45.7%)	13 (35.1%)	
Poorly Differentiated	29 (63.0%)	33 (66.0%)		17 (48.6%)	16 (43.2%)	
Well Differentiated	2 (4.4%)	1 (2.0%)		2 (5.7%)	8 (21.6%)	
ER/PR Status			0.629			0.230
Negative	18 (39.1%)	22 (44.0%)		12 (34.3%)	8 (21.6%)	
Positive	28 (60.9%)	28 (56.0%)		23 (65.7%)	29 (78.4%)	
Surgery			0.362			0.673
Lumpectomy	21 (45.7%)	20 (40.0%)		13 (37.1%)	12 (32.4%)	
Mastectomy	25 (54.4%)	28 (56.0%)		22 (62.9%)	25 (67.6%)	
Other	0 (0.0%)	2 (4.0%)		0 (0.0%)	0 (0.0%)	
Radiation			0.479			0.434
Adjuvant	34 (73.9%)	40 (80.0%)		26 (74.3%)	31 (83.8%)	
Neoadjuvant	0 (0.0%)	0 (0.0%)		1 (2.9%)	0 (0.0%)	
None	12 (26.1%)	10 (20.0%)		8 (22.9%)	6 (16.2%)	
Chemotherapy			0.753			0.123
Adjuvant	37 (80.4%)	37 (74.0%)		25 (71.4%)	26 (70.3%)	
Neoadjuvant	6 (13.0%)	7 (14.0%)		6 (17.1%)	8 (21.6%)	
Both	1 (2.2%)	1 (2.0%)		0 (0.0%)	1 (2.7%)	
None	2 (4.4%)	5 (10.0%)		4 (11.4%)	0 (0.0%)	
Not Specified	0 (0.0%)	0 (0.0%)		0 (0.0%)	2 (5.4%)	
Endocrine Therapy			0.814			0.679
None	17 (37.0%)	21 (42.0%)		12 (34.3%)	11 (29.7%)	
Yes	29 (63.0%)	29 (58.0%)		23 (65.7%)	26 (70.3%)	
Trastuzumab Use			0.294			0.163
None	3 (6.5%)	7 (14.0%)		35 (100.0%)	35 (94.6%)	
Yes	43 (93.5%)	42 (84.0%)		0 (0.0%)	2 (5.4%)	
Unknown	0 (0.0%)	1 (2.0%)		0 (0.0%)	0 (0.0%)	

† Continuous variables difference between treatment groups assessed by t-test. Categorical variables difference between treatment group distribution assessed by chi-square test.

CONCLUSIONS

This study demonstrated that completion of the GP2+GM-CSF PIS safely elicited a potent immune response and reduced recurrence rates to 0% in HER2 3+ patients, who received a standard course of trastuzumab after surgery. A pivotal Phase III trial is being initiated to treat HER2 3+ patients in the neoadjuvant setting. GP2 also may be effective when used in parallel to trastuzumab based therapeutics or in combination with trastuzumab based therapeutics in HER2 1-2+ or other HER2 expressing cancers.

ACKNOWLEDGEMENTS

The authors have an ownership interest in Greenwich LifeSciences.

PS10-23

SABCS 2020 – Populations Well Balanced

Table 1: Clinicopathologic Characteristics by Treatment Group for HER2 3+ and HER2 1-2+ Patients Who Completed the 6 Month Primary Immunization Series (PIS)

The treated versus placebo HER2 3+ patients were well-matched, where approximately 53% were stage T1, 41% were stages T2-T4, 55% were node positive, 58% were hormone receptor positive and received endocrine therapy, 77% received adjuvant radiation, 77% received adjuvant chemotherapy, and 89% received trastuzumab. There were no recurrences in the 10-11 HER2 3+ patients who did not receive trastuzumab.

	HER2 3+			HER2 1-2+		
Characteristic	**GP2 (n = 46)**	**Placebo (n = 50)**	*p* **value**[1]	**GP2 (n = 35)**	**Placebo (n = 37)**	*p* **value**[1]
Age (median, [min, max])	50.5 (26.9-72.3)	52.1 (33.7-72.1)	*0.4011*	50.8 (36.7-76.7)	49.9 (26.3-69.2)	*0.8146*
T Stage			*0.874*			*0.654*
T0/is	2 (4.4%)	1 (2.0%)		0 (0.0%)	0 (0.0%)	
T1	23 (50.0%)	28 (56.0%)		14 (40.0%)	11 (29.7%)	
T2	17 (37.0%)	14 (28.0%)		14 (40.0%)	17 (46.0%)	
T3	1 (2.2%)	2 (4.0%)		5 (14.3%)	8 (21.6%)	
T4	2 (4.4%)	3 (6.0%)		2 (5.7%)	1 (2.7%)	
Other	1 (2.2%)	2 (4.0%)		0 (0.0%)	0 (0.0%)	
Node Status			*0.496*			*0.679*
Negative	22 (47.8%)	20 (40.0%)		12 (34.3%)	11 (29.7%)	
Positive	24 (52.2%)	29 (58.0%)		23 (65.7%)	26 (70.3%)	
Not done	0 (0.0%)	1 (2.0%)		0 (0.0%)	0 (0.0%)	
Histology			*0.996*			*0.415*
Ductal	44 (95.7%)	48 (96.0%)		33 (94.3%)	32 (86.5%)	
Lobular	1 (2.2%)	1 (2.0%)		1 (2.9%)	1 (2.7%)	
Other	1 (2.2%)	1 (2.0%)		1 (2.9%)	4 (10.8%)	
Grade			*0.795*			*0.143*
Moderate	15 (32.6%)	16 (32.0%)		16 (45.7%)	13 (35.1%)	
Poorly Differentiated	29 (63.0%)	33 (66.0%)		17 (48.6%)	16 (43.2%)	
Well Differentiated	2 (4.4%)	1 (2.0%)		2 (5.7%)	8 (21.6%)	
ER/PR Status			*0.629*			*0.230*
Negative	18 (39.1%)	22 (44.0%)		12 (34.3%)	8 (21.6%)	
Positive	28 (60.9%)	28 (56.0%)		23 (65.7%)	29 (78.4%)	
Surgery			*0.362*			*0.675*
Lumpectomy	21 (45.7%)	20 (40.0%)		13 (37.1%)	12 (32.4%)	
Mastectomy	25 (54.4%)	28 (56.0%)		22 (62.9%)	25 (67.6%)	
Other	0 (0.0%)	2 (4.0%)		0 (0.0%)	0 (0.0%)	
Radiation			*0.478*			*0.434*
Adjuvant	34 (73.9%)	40 (80.0%)		26 (74.3%)	31 (83.8%)	
Neoadjuvant	0 (0.0%)	0 (0.0%)		1 (2.9%)	0 (0.0%)	
None	12 (26.1%)	10 (20.0%)		8 (22.9%)	6 (16.2%)	
Chemotherapy			*0.753*			*0.123*
Adjuvant	37 (80.4%)	37 (74.0%)		25 (71.4%)	26 (70.3%)	
Neoadjuvant	6 (13.0%)	7 (14.0%)		6 (17.1%)	8 (21.6%)	
Both	1 (2.2%)	1 (2.0%)		0 (0.0%)	1 (2.7%)	
None	2 (4.4%)	5 (10.0%)		4 (11.4%)	0 (0.0%)	
Not Specified	0 (0.0%)	0 (0.0%)		0 (0.0%)	2 (5.4%)	
Endocrine Therapy			*0.614*			*0.679*
None	17 (37.0%)	21 (42.0%)		12 (34.3%)	11 (29.7%)	
Yes	29 (63.0%)	29 (58.0%)		23 (65.7%)	26 (70.3%)	
Trastuzumab Use			*0.294*			*0.163*
None	3 (6.5%)	7 (14.0%)		35 (100.0%)	35 (94.6%)	
Yes	43 (93.5%)	42 (84.0%)		0 (0.0%)	2 (5.4%)	
Unknown	0 (0.0%)	1 (2.0%)		0 (0.0%)	0 (0.0%)	

[1] Continuous variables difference between treatment groups assessed by t-test. Categorical variables difference between treatment group distribution assessed by chi-square test.

Greenwich LifeSciences

SABCS 2020 – 100% Disease Free Survival

Figure 1: HER2 3+ Patients Who Completed Primary Immunization Series Following Trastuzumab

GP2 treatment started a median of 17.1 months after surgery



100.0%
89.4%
Probability Disease-Free Survival
0.00
0.25
0.50
0.75
1.00
0 .5 1 1.5 2 2.5 3 3.5 4 4.5 5 5.5 6 6.5 7 7.5 8
Time(Years)

Number at risk

GP2	46	46	46	46	46	45	45	45	42	40	30	4	2	1	1	1	0
Placebo	50	50	49	48	47	47	46	46	46	43	33	7	3	2	1	0	0

GP2 —— Placebo ——

Median 5 year follow-up after start of treatment & 6.4 years follow-up after surgery

After 5 years of follow-up, the Kaplan-Meier estimated 5-year DFS rate in the 46 HER2 3+ patients treated with GP2+GM-CSF, if the patient completed the PIS, was 100% versus 89.4% (95% CI:76.2, 95.5%) in the 50 placebo patients treated with GM-CSF ($p = 0.0338$).

2021 American Association for Cancer Research (AACR)
Immune Response Supports Mechanism of Action

American Association for Cancer Research® April 10-15, 2021

For Audio Recording, Please Visit: https://greenwichlifesciences.com/clinical-trials/

Greenwich LifeSciences

Final five year median follow-up data from a prospective, randomized, placebo-controlled, single-blinded, multicenter, phase IIb study evaluating a time series of immune responses using HER2/neu peptide GP2 + GM-CSF vs. GM-CSF alone after adjuvant trastuzumab in HER2 positive women with operable breast cancer

Snehal S Patel, David B McWilliams, Mira S Patel, Christine T Fischette, Jaye Thompson and F Joseph Daugherty.
Greenwich LifeSciences, Stafford, TX

BACKGROUND

The final analysis of the GP2 prospective, randomized, placebo-controlled, single-blinded, multicenter Phase IIb trial (*NCT00524277*) investigating GP2+GM-CSF versus GM-CSF alone in HLA-A02 patients administered in the adjuvant setting to node-positive and high-risk node-negative breast cancer patients with HER2 status (IHC 1-3+) is now complete with 5 year follow-up. It has been previously reported that completion of the GP2+GM-CSF Primary Immunization Series (PIS) reduced recurrence rates to 0% over a 5 year follow-up period in HER2 3+ patients, who received a standard course of trastuzumab after surgery. Here we present the final 5 year immune response results, assessing peak immunity compared to baseline and between patients treated with GP2+GM-CSF versus GM-CSF alone, including by HER2 status. Interim analyses for this trial have been previously reported by Mittendorf et al.

METHODS

Each GP2-treated patient was scheduled to receive 6 GP2+GM-CSF intradermal injections over the first 6 months as part of the PIS and 4 GP2+GM-CSF booster intradermal injections every 6 months thereafter. Placebo patients received intradermal injections with GM-CSF alone. Immune responses to GP2 were measured over time using delayed-type-hypersensitivity (DTH) skin tests and CD8 T cell dimer binding assays.


Enroll
Randomize
GP2 + GM-CSF
GM-CSF alone
Primary Objective
• Determine if GP2+GM-CSF treatment reduces recurrence rates vs. GM-CSF alone
Secondary Objective
• Monitor immune response and correlate with clinical outcomes
• Monitor for any unexpected toxicities

RESULTS

This basket trial explored HER2 3+ patients, who received a standard course of trastuzumab after surgery, and HER2 1-2+ patients, who did not receive trastuzumab after surgery. A DTH reaction was used to assess in vivo immune responses in patients (n=150). The DTH orthogonal mean was measured 48-72 hours after injection using the sensitive ballpoint-pen method and are compared using a Wilcoxon Rank-Sum. For GP2 treated patients, there was a significant increase in DTH reactions after the PIS compared to baseline DTH reactions. The DTH orthogonal mean in GP2 treated patients at baseline had a median 0.0 mm versus 10.8 mm after the PIS. For patients receiving GM-CSF alone, the DTH orthogonal mean prior to and after the PIS had a median of 0.0 mm. In addition, the DTH reactions after the PIS were significantly greater in GP2 treated patients than in placebo patients (10.8 mm vs. 0.0 mm, $p = 0.009$) and the DTH immune response in GP2 treated patients was similar between HER2 3+ and HER2 1-2+ patients. Ex vivo immune responses were assessed by phenotypic clonal expansion assays in the majority of patients (n=113). GP2-specific CTLs were quantified using the Ig:A2 dimer assay and demonstrated an expansion over time, showing an increase over baseline after the 3rd vaccination and remaining elevated for the entire course of follow-up ($p < 0.05$) in patients treated with GP2.

Figure 1: Immune Response in HER2 3+ Patients Who Completed PIS


100.0%
89.4%
Peak Immunity
Change from baseline
* p < 0.05
GP2+GM-CSF
GM-CSF alone
Probability Disease-Free Survival
Time (Years)
GP2
Placebo

Number at Risk

GP2	46	46	46	46	46	45	45	45	42	40	30	4	2	1	1	1	0
Placebo	50	50	49	48	47	47	46	46	46	43	33	7	3	2	1	0	0

GP2-specific CTLs were quantified using the Ig:A2 Dimer Assay. The assay was assessed over time and the results are presented in Figure 1 for those HER2 3+ patients along with their associated disease-free survival. Immune response in GP2-treated patients increased quickly during the 6 primary vaccinations (PIS) and remained statistically significantly above baseline for 6 months after the PIS ended. Some patients received booster vaccinations beginning at 12 months and the immune response was assessed one month after vaccination.

Figure 2: GP2-specific CTLs by Dimer Assay for HER2 3+


Change from Baseline
* p < 0.05
Dimer (%)
Pre-Vaccine
Vac 3
Vac 6
12 - 13 Mo
Booster 1
Booster 2
Booster 3
Booster 4
GP2+GM-CSF
GM-CSF alone

GP2-specific CTLs were quantified using the Ig:A2 Dimer Assay. The Dimer (%) increased in a statistically significant manner over baseline (pre-vaccination) over the course of exposure for HER2 3+ patients treated with GP2.

Figure 3: Delayed Type Hypersensitivity Skin Test (DTH)

Immune response was also assessed by DTH following the 6th vaccination after 6 months of exposure to GP2.

The median DTH increased to 10.8 mm at 6 months for GP2+ GM-CSF treated patients, versus 0 mm at baseline. The median DTH response was 0 mm at both baseline and 6 months for GM-CSF alone patients. The treatment effect reached statistical significance ($p = 0.009$).


GP2+GM-CSF
GM-CSF alone
p = 0.009
10.8
p = NS
0
0
0
Median Orthogonal Measurement (mm)
Pre-Vaccination
Post-Vaccination (6 months)

The change from baseline in DTH at 6 months was more robust in the GP2+GM-CSF treated patients. Those patients had an 11.6 mm mean increase in DTH after 6 months of exposure while GM-CSF alone patients mean increase was 5.2 mm ($p = 0.023$).


GP2 - HER2/1+/2+
GM-CSF - HER2/1+/2+
GP2 - HER2/3+
GM-CSF - HER2/3+
11.5
8.5
0
0
Median Orthogonal Measurement (mm)
Pre-Vaccination
Post-Vaccination (6 months)

Immune response by DTH was similarly robust in the HER2 3+ and HER2 1-2+ populations, independent of prior trastuzumab treatment and HER2 expression levels. Thus, GP2's robust immune response in the HER2 1-2+ population suggests the potential to apply GP2 immunotherapy to HER2 low to intermediate breast cancer expressors as well as to other HER2 1-3+ expressing cancers.

CONCLUSIONS

Immunological data comparing peak immunity to baseline and GP2 treated patients to GM-CSF showed that GP2 treated patients, independent of HER2 status, experienced a significant increase in their immune response while those receiving GM-CSF alone did not. Future studies may explore the use of immune responses to assess: immunogenicity of GP2 by HLA type, timing of boosters to sustain immunity, clinical site performance, and the discontinuation of treatment for non-responders.

ACKNOWLEDGEMENTS

The authors have an ownership interest in Greenwich LifeSciences.

CT183

AACR 2021 – Immune Response Peaks at 6 Months

Figure 1: Immune Response & DFS in HER2 3+ Patients Who Completed Primary Immunization Series



100.0%
89.4%
Peak Immunity
Change from baseline
* p < 0.05
GP2+GM-CSF
GM-CSF alone
Immune Response via Dimer (%)
Probability Disease-Free Survival
Time (Years)
Number at Risk
GP2 46 46 46 46 46 45 45 45 42 40 30 4 2 1 1 1 0
Placebo 50 50 49 48 47 47 46 46 46 43 33 7 3 2 1 0 0
GP2
Placebo

GP2-specified CTLs were quantified using the Ig:A2 Dimer Assay. The assay was assessed over time and the results are presented in Figure 1 for those HER2 3+ patients along with their associated disease-free survival. Immune response in GP2-treated patients increased quickly during the 6 primary vaccinations (PIS) and remained statistically significantly above baseline for 6 months after the PIS ended. Some patients received booster vaccinations beginning at 12 months and the immune response was assessed one month after vaccination.

AACR 2021 – Immune Response Assays

Dimer Binding Assay

The Dimer Binding Assay detects the percentage of GP2 specific killer T cells that can kill recurring cancer cells. Ex vivo immune response was assessed over 2.5 years with blood draws at baseline, then after the 3rd and 6th immunizations in the Primary Immunization Series, and then after each booster. Immune responses were assessed by phenotypic clonal expansion assays in the majority of patients (n=113). GP2-specific CTLs were quantified in patients treated with GP2 using the Ig:A2 Dimer Assay and demonstrated an expansion over time, showing an increase over baseline after the 3rd immunization and remaining elevated for the entire course of follow-up.

DTH Skin Test

The DTH skin test measures the diameter of the skin immune response to GP2 in millimeters, 48-72 hours after intradermal injection of GP2 without GM-CSF. A DTH reaction was used to assess in vivo immune responses in patients (n=150). The DTH orthogonal mean of the skin wheal was measured 48-72 hours after injection using the sensitive ballpoint-pen method and is compared using a Wilcoxon Rank-Sum. For GP2 treated patients, there was a significant increase in DTH reactions after the PIS compared to baseline DTH reactions.

AACR 2021 – Immune Response Dimer Binding Assay

Figure 2: GP2-specific CTLs by Dimer Assay for HER2 3+



Dimer (%)
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
*
Change from Baseline
* p < 0.05
Pre-Vaccine
Vac 3
Vac 6
12 - 13 Mo
Booster 2
Booster 3
Booster 4
GP2+GM-CSF
GM-CSF alone

The same Dimer Binding Assay data for HER2 3+ patients is shown as in Figure 1, where the GP2 treated patients showed statistically significant dimer readings versus baseline (pre-vaccination) at 3, 6, and 12-13 months.

Greenwich LifeSciences

AACR 2021 – Immune DTH Skin Test

Figure 3: Delayed Type Hypersensitivity Skin Test (DTH)



Median Orthogonal Measurement (mm)
12
10
8
6
4
2
0
GP2+GM-CSF
GM-CSF alone
p = 0.009
10.8
p = NS
0
0
0
Pre-Vaccination
Post-Vaccination
Median Orthoganal Measurement (mm)
14
12
10
8
6
4
2
0
GP2 - HER2/1+/2+
GM-CSF - HER2/1+/2+
GP2 - HER2/3+
GM-CSF - HER2/3+
11.5
8.5
0
0
Pre-Vaccination
Post-Vaccination
(6 months)

After completion of the 6th immunization after 6 months, GP2 treated patients showed a robust immune response using the DTH skin test, while the placebo did not ($p = 0.009$). Within GP2 treated patients, the change from baseline after 6 months was a median of 4.8 mm (mean of 11.6 mm), which was a statistically significant increase over baseline ($p < 0.0001$). The change from baseline in DTH at 6 months was more robust in the GP2 treated patients. Those patients had an 11.6 mm mean increase in DTH after 6 months of exposure while patients treated with GM-CSF alone had a 5.2 mm mean increase ($p = 0.023$). This DTH data supports the Dimer Binding Assay data that shows a peak immune response after 6 months.

The DTH immune response for GP2 treated patients was similarly robust in HER2 3+ patients and HER2 1-2+ patients, independent of prior trastuzumab treatment and HER2 expression levels. Thus, GP2's robust immune response in the HER2 1-2+ population suggests the potential to apply GP2 immunotherapy to HER2 low to intermediate expressing breast cancers, as well as to other HER2 1-3+ expressing cancers.

Greenwich LifeSciences

2021 American Society of Clinical Oncology (ASCO) Injection Related Immune Reactions, No GP2 Related SAEs

American Society of Clinical Oncology, June 4-8, 2021

For Audio Recording, Please Visit: https://greenwichlifesciences.com/clinical-trials/

Greenwich LifeSciences

Final five year median follow-up safety data from a prospective, randomized, placebo-controlled, single-blinded, multicenter, phase IIb study evaluating the use of HER2/neu peptide GP2 + GM-CSF vs. GM-CSF alone after adjuvant trastuzumab in HER2 positive women with operable breast cancer

Snehal S Patel, David B McWilliams, Christine T Fischette, Jaye Thompson, Mira Patel, F Joseph Daugherty.
Greenwich LifeSciences, Stafford, TX

BACKGROUND

The final safety analysis of the GP2 prospective, randomized, placebo-controlled, single-blinded, multicenter Phase IIb trial investigating GP2+GM-CSF administered in the adjuvant setting to node-positive and high-risk node-negative breast cancer patients with tumors expressing any degree of HER2 (immuno-histochemistry [IHC] 1-3+) (NCT00524277) is now complete with 5 year follow-up. The trial enrolled HLA-A02 patients randomized to receive GP2+GM-CSF versus GM-CSF alone. It was previously reported that completion of the GP2+GM-CSF Primary Immunization Series (PIS) reduced recurrence rates to 0% over a 5 year follow-up period in HER2 3+ patients, who received a standard course of trastuzumab after surgery. Interim analyses for this trial have been previously reported by Mittendorf et al.

METHODS

Each enrolled and consented patient was randomly scheduled to receive a total of 6 GP2+GM-CSF (500 mcg GP2: 125 mcg GM-CSF) or GM-CSF only intradermal injections every 3-4 weeks as part of the PIS for the first 6 months and 4 GP2+GM-CSF or GM-CSF only booster intradermal injections every 6 months thereafter. Boosters were introduced during the trial, thus some patients did not receive all 4 boosters. Injection sight reactions were measured.


Enroll
Randomize
GP2 + GM-CSF
GM-CSF alone
Primary Objective
• Determine if GP2+GM-CSF treatment reduces recurrence rates vs. GM-CSF alone
Secondary Objective
• Monitor immune response and correlate with clinical outcomes
• Monitor for any unexpected toxicities

RESULTS

Safety data was analyzed to assess injection site reactions and systemic adverse events (AEs) of each treatment arm. Most patients completed the planned PIS: 81 (91.0%) GP2+GM-CSF and 86 (94.5%) GM-CSF only. In addition, 77 GP2+GM-CSF and 80 GM-CSF only patients received all 4 booster injections. The most common injection site reactions were erythema, induration and pruritis, and they occurred with similar frequency in the two treatment arms. Injection site reactions were reported by almost all patients over the course of vaccinations. Occurring in a smaller percentage of patients, the most common systemic AEs were fatigue, headache, and myalgia/arthralgia, again with similar incidence by treatment arm. The majority of all events reported were of grade 1, mild severity. Five GP2+GM-CSF patients reported 6 events considered definitely, possibly or probably related to study medication, which were grade 3 or 4: induration (2), urticaria, rash, pruritis, and arthralgia. Urticaria, allergic reaction and hypersensitivity reaction were considered possibly related events of grade 3 or 4 in GM-CSF only patients. No serious adverse events considered related to study medication were reported over the full 5 year treatment and follow-up periods.

Figure 1: Safety, Immune Response, and Disease-free Survival in HER2 3+ Patients Who Completed PIS


100.0%
89.4%
Peak Immunity
Change from baseline
* p < 0.05
Probability Disease-Free Survival
Immune Response via Dimer (%)
Percentage of Patients (%) Reporting any AE
6 Primary Immunizations + 4 Boosters
Time (Years)

Number at Risk																
GP2	46	46	46	46	46	45	45	45	42	40	30	4	2	1	1	0
Placebo	50	50	49	48	47	47	46	46	46	43	33	7	3	2	1	0

GP2 — Placebo

The incidence of AEs in the HER2 3+ population over time are presented in Figure 1. Injection site reactions account for the majority of reported events and therefore are temporally associated with vaccinations. Incidence of AEs for GP2+GM-CSF patients and GM-CSF only patients are quite similar for the duration of follow-up.

Figure 2: Incidence of Maximum Severity Grade Adverse Events


GP2+GM-CSF
GM-CSF alone
Percentage of Patients (%)
Systemic
p = 0.646
Injection Site Reaction
p = 0.952
Any Event
p = 0.845
Grade 1
Grade 2
Grade 3
Grade 4

The maximal severity grade for any AE, systemic and injection site reaction, for each patient was identified. There was no difference between the two treatment arms, as presented in Figure 2. The majority of events were of grade 1, mild severity. Two patients reported grade 4 AEs deemed unrelated to study medication. One GP2+GM-CSF patient experienced grade 4 hypoglycemia and recovered. A GM-CSF only patient was diagnosed with renal cell carcinoma, a second primary diagnosis, which was classified as grade 4.

Tables 1 & 2: Incidence of Adverse Events

Table 1: Incidence of First Occurrence of Most Frequent Adverse Events

	HER2 3+		HER2 1-2+		Total	
Adverse Event	GP2 (n = 51) N (%)	Placebo (n = 50) N (%)	GP2 (n = 38) N (%)	Placebo (n = 41) N (%)	GP2 (n = 89) N (%)	Placebo (n = 91) N (%)
Injection site reaction	50 (98.0)	50 (100)	37 (97.4)	40 (97.6)	87 (97.8)	90 (98.9)
Fatigue	36 (70.6)	30 (60.0)	26 (68.4)	25 (61.0)	62 (69.7)	55 (60.4)
Headache	23 (45.1)	26 (52.0)	18 (47.4)	19 (46.3)	41 (46.1)	45 (49.5)
Myalgia	19 (37.3)	16 (32.0)	13 (34.2)	10 (24.4)	32 (36.0)	26 (28.6)
Bone pain	12 (23.5)	17 (34.0)	12 (31.6)	10 (24.4)	24 (27.0)	27 (29.7)
Arthralgia	18 (35.3)	19 (38.0)	5 (13.2)	7 (17.1)	23 (25.8)	26 (28.6)
Malaise	14 (27.5)	11 (22.0)	7 (18.4)	9 (22.0)	21 (23.6)	20 (22.0)
Chills	12 (23.5)	14 (28.0)	7 (18.4)	6 (14.6)	19 (21.3)	20 (22.0)
Back pain	13 (25.5)	9 (18.0)	7 (18.4)	6 (14.6)	20 (22.5)	15 (16.5)
Nausea	9 (17.6)	15 (30.0)	5 (13.2)	6 (14.6)	14 (15.7)	21 (23.1)
Fever	12 (23.5)	13 (26.0)	5 (13.2)	4 (9.8)	17 (19.1)	17 (18.7)
Dizziness	6 (11.8)	4 (8.0)	2 (5.3)	3 (7.3)	8 (9.0)	7 (7.7)

Table 2: Incidence of First Occurrence of Injection Site Reactions

	HER2 3+		HER2 1-2+		Total	
Adverse Event	GP2 (n = 51) N (%)	Placebo (n = 50) N (%)	GP2 (n = 38) N (%)	Placebo (n = 41) N (%)	GP2 (n = 89) N (%)	Placebo (n = 91) N (%)
Erythema	50 (98.0)	50 (100.0)	37 (97.4)	39 (95.1)	87 (97.8)	89 (97.8)
Pruritus	50 (98.0)	46 (92.0)	37 (97.4)	38 (92.7)	87 (97.8)	84 (92.3)
Induration	50 (98.0)	40 (80.0)	37 (97.4)	36 (87.8)	87 (97.8)	76 (83.5)
Pain	9 (17.6)	5 (10.0)	6 (15.8)	5 (12.2)	15 (16.9)	10 (11.0)
Warm	3 (5.9)	5 (10.0)	2 (5.3)	0 (0.0)	5 (5.6)	5 (5.5)
Bruising	1 (2.0)	4 (8.0)	2 (5.3)	0 (0.0)	3 (3.4)	4 (4.4)
Urticaria	1 (2.0)	3 (6.0)	1 (2.6)	1 (2.4)	2 (2.2)	4 (4.4)
Rash	1 (2.0)	2 (4.0)	1 (2.6)	0 (0.0)	2 (2.2)	2 (2.2)
Blanching	2 (3.9)	1 (2.0)	0 (0.0)	0 (0.0)	2 (2.2)	1 (1.1)
Burning	1 (2.0)	1 (2.0)	0 (0.0)	0 (0.0)	1 (1.1)	1 (1.1)
Myalgia	0 (0.0)	0 (0.0)	1 (2.6)	0 (0.0)	1 (1.1)	0 (0.0)
Tingling	1 (2.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (1.1)	0 (0.0)

The first occurrence of frequently reported AEs is tabulated in Table 1. The most common AE was injection site reaction. Almost every patient, in both the GP2+GM-CSF and GM-CSF only arms, reported injection site reactions.

The most frequent injection site reactions were erythema, pruritus and induration, as presented in Table 2. The incidence in AEs was similar across HER2 3+ and HER2 1-2+ patients.

No serious adverse events considered related to study medication were reported.

CONCLUSIONS

GP2+GM-CSF was safe and well-tolerated in this trial. The majority of patients experienced mild or moderate injection site reactions and other AEs. Importantly, events in the GP2+GM-CSF arm were comparable to those seen in the GM-CSF only arm, suggesting that they are attributable to GM-CSF. No safety signal for GP2 was identified.

ACKNOWLEDGEMENTS

The authors have an ownership interest in Greenwich LifeSciences.

Abstract 542

ASCO 2021 – Final 5 Year Data Set of GP2 Phase IIb Trial

Figure 1: Safety, Immune Response, & DFS in HER2 3+ Patients Who Completed Primary Immunization Series



Probability Disease-Free Survival
1.00
0.75
0.50
0.25
0.00
100.0%
89.4%
Peak Immunity
Change from baseline
* p < 0.05
1.8
1.6
1.4
1.2
1.0
0.8
Immune Response via Dimer (%)
100
80
60
40
20
0
Percentage of Patients (%) Reporting any AE
6 Primary Immunizations + 4 Boosters
0 .5 1 1.5 2 2.5 3 3.5 4 4.5 5 5.5 6 6.5 7 7.5 8
Time (Years)
GP2
Placebo

Number at Risk

GP2	46	46	46	46	46	45	45	45	42	40	30	4	2	1	1	1	0
Placebo	50	50	49	48	47	47	46	46	46	43	33	7	3	2	1	0	0

Figure 1 shows a time series of the GP2 immunotherapy injections, adverse events (AE), immune response, and 100% disease-free survival (0% recurrence rate) in HER2 positive breast cancer patients over median 5 years. This time series highlights that the 10 GP2 immunotherapy injections over the first 2.5 years (as depicted by the 10 arrows) created a potent immune response that peaked at 6 months. The immune response includes injection site and systemic reactions (types of adverse events) that also peaked at 6 months. These adverse events are a positive sign that the immune system responded to GP2 immunotherapy and prevented metastatic breast cancer recurrence. Adverse events were temporally associated with GP2 injections and declined after GP2 injections ended.

Greenwich LifeSciences

ASCO 2021 – Systemic & Injection Site Reactions

Figure 2: Incidence of Maximum Severity Grade Adverse Events



Percentage of Patients (%)
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
Systemic
p = 0.646
Injection Site Reaction
p = 0.952
Any Event
p = 0.845
GP2+GM-CSF
GM-CSF alone
Grade 1
Grade 2
Grade 3
Grade 4

The maximal severity grade for any AE, systemic and injection site reaction, for each patient was identified. There was no difference between the two treatment arms, as presented in Figure 2. The majority of events were of grade 1, mild severity. Two patients reported grade 4 AEs deemed unrelated to study medication. One GP2+GM-CSF patient experienced grade 4 hypoglycemia and recovered. A GM-CSF only patient was diagnosed with renal cell carcinoma, a second primary diagnosis, which was classified as grade 4.

No serious adverse events considered related to study medication were reported

ASCO 2021 – Incidence of Adverse Events

Tables 1 & 2: Incidence of Adverse Events

Table 1: Incidence of First Occurrence of Most Frequent Adverse Events

	HER2 3+		HER2 1-2+		Total	
Adverse Event	GP2 (n = 51) N (%)	Placebo (n = 50) N (%)	GP2 (n = 38) N (%)	Placebo (n = 41) N (%)	GP2 (n = 89) N (%)	Placebo (n = 91) N (%)
Injection site reaction	50 (98.0)	50 (100)	37 (97.4)	40 (97.6)	87 (97.8)	90 (98.9)
Fatigue	36 (70.6)	30 (60.0)	26 (68.4)	25 (61.0)	62 (69.7)	55 (60.4)
Headache	23 (45.1)	26 (52.0)	1847.4)	19 (46.3)	41 (46.1)	45 (49.5)
Myalgia	19 (37.3)	16 (32.0)	13 (34.2)	10 (24.4)	32 (36.0)	26 (28.6)
Bone pain	12 (23.5)	17 (34.0)	12 (31.6)	10 (24.4)	24 (27.0)	27 (29.7)
Arthralgia	18 (35.3)	19 (38.0)	5 (13.2)	7 (17.1)	23 (25.8)	26 (28.6)
Malaise	14 (27.5)	11 (22.0)	7 (18.4)	9 (22.0)	21 (23.6)	20 (22.0)
Chills	12 (23.5)	14 (28.0)	7 (18.4)	6 (14.6)	19 (21.3)	20 (22.0)
Back pain	13 (25.5)	9 (18.0)	7 (18.4)	6 (14.6)	20 (22.5)	15 (16.5)
Nausea	9 (17.6)	15 (30.0)	5 (13.2)	6 (14.6)	14 (15.7)	21 (23.1)
Fever	12 (23.5)	13 (26.0)	5 (13.2)	4 (9.8)	17 (19.1)	17 (18.7)
Dizziness	6 (11.8)	4 (8.0)	2 (5.3)	3 (7.3)	8 (9.0)	7 (7.7)

Table 2: Incidence of First Occurrence of Injection Site Reactions

	HER2 3+		HER2 1-2+		Total	
Adverse Event	GP2 (n = 51) N (%)	Placebo (n = 50) N (%)	GP2 (n = 38) N (%)	Placebo (n = 41) N (%)	GP2 (n = 89) N (%)	Placebo (n = 91) N (%)
Erythema	50 (98.0)	50 (100.0)	37 (97.4)	39 (95.1)	87 (97.8)	89 (97.8)
Pruritus	50 (98.0)	46 (92.0)	37 (97.4)	38 (92.7)	87 (97.8)	84 (92.3)
Induration	50 (98.0)	40 (80.0)	37 (97.4)	36 (87.8)	87 (97.8)	76 (83.5)
Pain	9 (17.6)	5 (10.0)	6 (15.8)	5 (12.2)	15 (16.9)	10 (11.0)
Warm	3 (5.9)	5 (10.0)	2 (5.3)	0 (0.0)	5 (5.6)	5 (5.5)
Bruising	1 (2.0)	4 (8.0)	2 (5.3)	0 (0.0)	3 (3.4)	4 (4.4)
Urticaria	1 (2.0)	3 (6.0)	1 (2.6)	1 (2.4)	2 (2.2)	4 (4.4)
Rash	1 (2.0)	2 (4.0)	1 (2.6)	0 (0.0)	2 (2.2)	2 (2.2)
Blanching	2 (3.9)	1 (2.0)	0 (0.0)	0 (0.0)	2 (2.2)	1 (1.1)
Burning	1 (2.0)	1 (2.0)	0 (0.0)	0 (0.0)	1 (1.1)	1 (1.1)
Myalgia	0 (0.0)	0 (0.0)	1 (2.6)	0 (0.0)	1 (1.1)	0 (0.0)
Tingling	1 (2.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (1.1)	0 (0.0)

The first occurrence of frequently reported AEs is tabulated in Table 1. The most common AE was injection site reaction. Almost every patient, in both the GP2+GM-CSF and GM-CSF only arms, reported injection site reactions.

The most frequent injection site reactions were erythema, pruritus and induration, as presented in Table 2. The incidence in AEs was similar across HER2 3+ and HER2 1-2+ patients.

GP2 Planned Phase III Trial:

Strategy – Conservatively Reproduce Phase IIb Trial in Larger Population

Greenwich LifeSciences

ASCO 2021 – Baylor Lead Site & Phase III Clinical Trial Design

American Society of Clinical Oncology, June 4-8, 2021

For Audio Recording, Please Visit: https://greenwichlifesciences.com/clinical-trials/

Greenwich LifeSciences

A prospective, randomized, multicenter, double-blinded, placebo-controlled phase III trial of the HER2/neu peptide GP2 + GM-CSF versus bacteriostatic saline/WFI placebo as adjuvant therapy after any trastuzumab-based therapy in HER2-positive women with operable breast cancer

Snehal S Patel[1], David B McWilliams[1], Christine T Fischette[1], Jaye Thompson[1], F Joseph Daugherty[1], C Kent Osborne[2] and Mothaffar F Rimawi[2].
[1]Greenwich LifeSciences, Stafford, TX; [2]Baylor College of Medicine, Houston, TX

Baylor College of Medicine
DAN L DUNCAN COMPREHENSIVE CANCER CENTER

BACKGROUND

GP2 is a biologic nine amino acid peptide of the HER2/neu protein delivered in combination with an FDA-approved immunoadjuvant, Granulocyte-Macrophage Colony Stimulating Factor (GM-CSF, Sargramostim, Leukine), that stimulates an immune response targeting HER2/neu expressing cancers. In a prospective, randomized, single-blinded, placebo-controlled, multicenter Phase IIb clinical trial, no recurrences were observed in the HER2/neu positive adjuvant setting after median 5 years of follow-up, if the HLA 2+ patient received the 6 primary intradermal GP2 injections over the first 6 months ($p = 0.0338$) in a pre-specified subgroup analysis. Furthermore, the GP2 immunotherapy elicited a potent immune response measured by local skin tests and immunological assays.

Of the 138 patients that have been treated with GP2 to date over 4 clinical trials, GP2 immunotherapy was well-tolerated and no serious adverse events were observed related to the GP2 immunotherapy.

This Phase III trial aims to reproduce the Phase IIb trial and will explore the use of GP2 + GM-CSF as adjuvant therapy to increase invasive disease-free survival in HER2/neu positive and HLA 2+ patients, post-surgery and following the first year of treatment with any trastuzumab-based therapy.

TRIAL DESIGN

This Phase III trial is a prospective, randomized, double-blinded, multi-center study. After 1 year of trastuzumab-based therapy or an approved biosimilar, 6 intradermal injections of GP2 + GM-CSF or placebo (Bacteriostatic Saline/WFI) will be administered for the primary immunization series over the first 6 months and 5 subsequent boosters will be administered over the next 2.5 years for a total of 11 injections over 3 years of treatment. The participant duration of the trial will be 3 years treatment plus 1 additional year follow-up for a total of 4 years following the first year of treatment with trastuzumab-based therapy. An interim analysis is planned, and patients will be stratified based on prior and current treatments.

SCHEMA


Major Screening Criteria:
• HER2/neu 3+ and HLA-A2+
• Residual disease post neo-adjuvant therapy and surgery
• pCR if Stage III at presentation
End of trastuzumab treatment
Stratified by:
• Residual disease/pCR
• Prior or concurrent pertuzumab or neratinib
• Site
Screen within 3 months before end of trastuzumab treatment
Enroll shortly after end of trastuzumab treatment
Screening
Screen for HLA Type
Randomize HLA-A2 Positive
GP2 + GM-CSF Arm
Saline Placebo Arm
Other HLA Type Patients
HLA-A2 Negative: GP2+GM-CSF Arm
Kadcyla
Herceptin
nerlynx
PERJETA
Surgery
~1 year
GP2 – 11 doses over 3 years
Primary Immunization Series
Boosters
Inoculations
Months
0 1 2 3 4 5 6 12 18 24 30 36
Immunologic Assays
• Measure immune response by DTH and/or immunological assays (potential biomarkers)
• Peak immune response after 6 months and completion of first 6 doses

PATIENT POPULATION

The patient population is defined by these key eligibility criteria:

- HER2/neu positive and HLA-A2+
- Residual disease or High risk pCR (Stage III at presentation) post appropriate neo-adjuvant therapy
- Exclude Stage IV
- Completed at least 75% of planned trastuzumab therapy

TRIAL OBJECTIVES

1. To determine if GP2 therapy increases invasive disease-free survival (IDFS)
2. To assess the safety profile of GP2
3. To monitor immunologic responses to treatment and assess relationship to efficacy and safety

STUDY SIZE – INTERIM ANALYSIS

Approximately 498 subjects will be enrolled. To detect a hazard ratio of 0.3 in IDFS, 28 events will be required. An interim analysis for superiority and futility will be conducted when at least half of those events, 14, have occurred. This sample size provides 80% power if the annual rate of events in placebo-treated subjects is 2.4% or greater.

CONTACT INFORMATION

Snehal Patel
Greenwich LifeSciences, Inc.
Stafford, Texas
Email: snehal.patel@greenwichlifesciences.com
Website: greenwichlifesciences.com

FUNDING

This trial is supported by Greenwich LifeSciences.

Abstract TPS604

ASCO 2021 –
Phase III Trial Schema & Interim Analysis

Phase III Trial Schema

Major Screening Criteria:

- HER2/neu 3+ and HLA-A2+
- Residual disease post neo-adjuvant therapy and surgery
- pCR if Stage III at presentation

Stratified by:

- Residual disease/pCR
- Prior or concurrent pertuzumab or neratinib
- Site


End of trastuzumab treatment
Screen within 3 months before end of trastuzumab treatment
Enroll shortly after end of trastuzumab treatment
Screening
Screen for HLA Type
Other HLA Type Patients
Randomize HLA-A2 Positive
GP2 + GM-CSF Arm
Saline Placebo Arm
HLA-A2 Negative: GP2+GM-CSF Arm

Interim Analysis Design

Preliminary Sizing of Trial:

Approximately 498 subjects will be enrolled. To detect a hazard ratio of 0.3 in IDFS, 28 events will be required. An interim analysis for superiority and futility will be conducted when at least half of those events, 14, have occurred. This sample size provides 80% power if the annual rate of events in placebo-treated subjects is 2.4% or greater.

- GLSI-100 (GP2 + GM-CSF), Placebo (Saline)
- Plan to start trial in 2021 and enroll in 1.5 to 2 years
- Compare iDFS of GP2-treated versus placebo using standard of care

Greenwich LifeSciences

GP2 May Address Unmet Need in Both HER2/*neu* 3+ Adjuvant & Neoadjuvant Settings


Adjuvant
Surgery
ER/PR + 4+ LN
ER/PR – LN+
Chemotherapy + trastuzumab → neratinib (2y total)
Chemotherapy + trastuzumab + pertuzumab (1y total)
Neoadjuvant
ER/PR + Any LN
ER/PR – LN+
Chemotherapy + trastuzumab
Chemotherapy + trastuzumab + pertuzumab
Surgery
pCR trastuzumab
Residual disease TDM1
pCR trastuzumab
Residual disease TDM1
Projected 5 Year Recurrence Rates
9-12%
9-12%
5-10%
17%
5-10%
17%

Conclusion: GP2 should eventually be pursued in both settings for all HER2 positive patients

Target Population for Phase III Trial: Residual Disease & High Risk pCR

Annual recurrence rate = 3.0-3.4%

Annual recurrence rate design for Phase III trial = 2.4%

Greenwich LifeSciences

Manufacturing / Regulatory / IP



- GP2 manufactured by straightforward amino acid chemistry
  - Manufactured by FDA-approved commercial facility with multiple back-up facilities
  - Detailed CMC plan reviewed by FDA
  - Commenced engineering scale-up run for commercial scale manufacturing
  - Phase III trial lot planned completion in 2021
  - GM-CSF is commercially available, along with Saline/WFI, which will all be sold independently
- Discussing potency assay / HLA companion diagnostic
- GP2 registered as biologic with CBER – 10-12 years exclusivity in US
- GP2 issued patents provide protection through 2032 in the major markets (US, EU, Canada, Australia, & Japan), including ongoing prosecution in emerging markets and additional patent term extensions upon approval of BLA

Greenwich LifeSciences



GP2 Commercial Opportunity

Greenwich LifeSciences

Potential Additional Indications of GP2 & Herceptin in Various Populations in Adjuvant Setting

- HER2/*neu* 3+ protein over-expression (25%) & 1-2+ expression (50%)
  - All breast cancer patients are tested for HER2/*neu* expression by immunohistochemistry (IHC) or fluoresecence in situ hybridisation (FISH)


True Negative
25%
HER2/neu 1-2+
50%
HER2/neu 3+
25%

- Node Positive (60%) & High Risk Node Negative (40%)
  - Node positive – cancer has spread to lymph nodes
  - High risk node negative – no cancer in lymph nodes but at high risk for recurrence
  - The more lymph node involvement the more aggressive the cancer
- Hormone Receptor Positive (60%) & Hormone Receptor Negative (40%)
- HLA Type: HLA-A2 (40-50%) & HLA-A3,A24 (additional 30%)
  - Human leukocyte antigen presents peptide from inside cancer cell to killer T-cells
  - HLA also presents injected peptide to create killer T-cells following intradermal injection


Hyphen used to separate gene name from HLA prefix
Separator
Field Separators
Suffix used to denote changes in expression
HLA-A*02:101:01:02N
HLA Prefix
Gene
Field 1; allele group
Field 2; specific HLA protein
Field 3; used to show a synonymous DNA substitution within the coding region
Field 4; used to show differences in a non-coding region
© SGE Marsh 04/10

Greenwich LifeSciences

Commercial Opportunity for GP2 in Breast Cancer

- **1 in 8 U.S. women (12.8%) will develop invasive breast cancer over her lifetime, with 282k new breast cancer patients per year in 2021**
- **An estimated 43,600 female breast cancer deaths will occur in the US in 2021**
- **GP2's target market is 6-30% of available breast cancer market or up to 2.4x that of Herceptin in adjuvant setting**
- **GP2 could be a long term treatment that treats survivors (3.8m as of 2019)**
- **Herceptin/Perjeta/Nerlynx/Kadcyla pricing from $75k - $125k per patient per year**
- **11 doses over 3 years in initial indication**

	Herceptin	GP2
US Market Potential (Size = 3.8m current breast cancer survivors and 282k new patients per year)		
HER2/*neu* Expressors (1-3+)	25% (3+)	25-75% (1-3+)
HLA Type	100%	50-80% (2/3/24/26)
Node Positive (NP) or High Risk Node Negative (HRNN)	50%	50%
Target Market Potential	12.5%	6.25 - 30%
Theoretical New Patients per Year	35,250	17,625 – 84,600
Adjuvant Patients Treated per Year (est. from sales)	27,000 – 40,000	
Estimated Adjuvant Setting US Revenue ($ billions)	$2-3	
Estimated Price (first year)	$74,500	TBD (6 primary + 1 booster)
Estimated Price (booster)	Not Approved	TBD (4 boosters over 2 years)
Estimated 2017 Global Revenue ($ billions)	$7	
Adjuvant Setting	$2-3	
Metastatic Breast Cancer	$4-5	

Multi $ Billion Revenue Potential

Greenwich LifeSciences

GP2 Acts Synergistically with Herceptin, Perjeta, Nerlynx, & the Newest Entrants Kadcyla and Enhertu

Herceptin trastuzumab


Herceptin 600 mg/5 mL solution for injection
600 mg/5 mL
For subcutaneous use only
Herceptin 150 mg powder for concentrate for solution for infusion
150 mg

Approved on Y3 Post-Surgery Data

PERJETA pertuzumab for injection


Perjeta (Pertuzumab)
420 mg/14 mL

nerlynx (neratinib) tablets


nerlynx
40 mg

- Genentech's Herceptin (trastuzumab) in Y1 post-surgery
  - Reduces recurrence rates from 25% to 12% by Y4 post-surgery
    - ➢ Node Positive and High Risk Node Negative
    - ➢ Side Effects: Cardiotoxic, 1 year treatment only
- Genentech's Perjeta (pertuzumab) in Y1 with Herceptin
  - Reduces recurrence rates in Node Positive from 13% to 10% & in Hormone Receptor Negative from 11% to 9% by Y4 post-surgery
    - ➢ Side Effects: Adverse reactions (>30%) - diarrhea, nausea, alopecia, fatigue, peripheral neuropathy and vomiting.
- Puma's Nerlynx (neratinib) in Y2 post-Herceptin
  - Reduces recurrence rates overall from 12% to 10% & in Hormone Receptor Positive from 13% to 9% by Y6 post-surgery
    - ➢ Side Effects: 95% all-grade diarrhea & 40% grade 3/4 (reduced 20% with loperamide prophylaxis), nausea (43%), fatigue (27%), vomiting (26%), & abdominal pain (24%).

Kadcyla™ ado-trastuzumab emtansine


Kadcyla
160 mg
Kadcyla
100 mg

Herceptin ADC 4:1

ENHERTU® fam-trastuzumab deruxtecan-nxki 20 mg/mL INJECTION FOR INTRAVENOUS USE


ENHERTU
For Injection
100 mg per vial
Daiichi-Sankyo AstraZeneca

Herceptin ADC 8:1

Substantial Unmet Need: GP2 & GM-CSF starting in Y2 act synergistically with Herceptin to prevent cancer recurrences, if fully immunized, reducing recurrence rates from **11% to 0% at median 5 years follow-up, minimal to no side effects, & no SAEs**

Greenwich LifeSciences

Potential Commercial Opportunities / Additional Indications for GP2: HER2/*neu* Expressed in Multiple Cancers

Figure 3. Leading Sites of New Cancer Cases and Deaths – 2021 Estimates

Estimated New Cases

Male		
Prostate	248,530	26%
Lung & bronchus	119,100	12%
Colon & rectum	79,520	8%
Urinary bladder	64,280	7%
Melanoma of the skin	62,260	6%
Kidney & renal pelvis	48,780	5%
Non-Hodgkin lymphoma	45,630	5%
Oral cavity & pharynx	38,800	4%
Leukemia	35,530	4%
Pancreas	31,950	3%
All sites	**970,250**	

Female		
Breast	281,550	30%
Lung & bronchus	116,660	13%
Colon & rectum	69,980	8%
Uterine corpus	66,570	7%
Melanoma of the skin	43,850	5%
Non-Hodgkin lymphoma	35,930	4%
Thyroid	32,130	3%
Pancreas	28,480	3%
Kidney & renal pelvis	27,300	3%
Leukemia	25,560	3%
All sites	**927,910**	

Estimated Deaths

Male		
Lung & bronchus	69,410	22%
Prostate	34,130	11%
Colon & rectum	28,520	9%
Pancreas	25,270	8%
Liver & intrahepatic bile duct	20,300	6%
Leukemia	13,900	4%
Esophagus	12,410	4%
Urinary bladder	12,260	4%
Non-Hodgkin lymphoma	12,170	4%
Brain & other nervous system	10,500	3%
All sites	**319,420**	

Female		
Lung & bronchus	62,470	22%
Breast	43,600	15%
Colon & rectum	24,460	8%
Pancreas	22,950	8%
Ovary	13,770	5%
Uterine corpus	12,940	4%
Liver & intrahepatic bile duct	9,930	3%
Leukemia	9,760	3%
Non-Hodgkin lymphoma	8,550	3%
Brain & other nervous system	8,100	3%
All sites	**289,150**	



Estimates are rounded to the nearest 10, and cases exclude basal cell and squamous cell skin cancers and in situ carcinoma except urinary bladder. Estimates do not include Puerto Rico or other US territories. Ranking is based on modeled projections and may differ from the most recent observed data.

Denotes cancers where HER2/*neu* over expression has been reported

Veteran Management Team / Board

- David McWilliams, MBA – Chairman, Board
  - 40 years of start-up / CEO experience
  - CEO of 2 private and 3 public biotech companies
- Snehal Patel, MS, MBA – CEO, Board
  - 30 years of biopharma / Wall Street experience
  - Large pharma operations / management experience
- Joe Daugherty, M.D. – CMO, Board
  - 35 years of biopharma experience
  - Assisted over 20 public and private companies
- Jaye Thompson, Ph.D. – VP Clinical & Regulatory
  - 30 years of active involvement in over 200 clinical trials for drugs, biologics and devices
  - Founder of multiple CROs
- Christine Fischette, Ph.D. – VP Business Development
  - 30 years of big pharma R&D & commercialization
  - Business development / multiple licensing transactions
- Eric Rothe – Board & Founder of GLSI
- Ken Hallock – Board & Major Investor

Capitalization & Share Price Appreciation

- Raised approximately $36.5M from IPO & Follow-on in 2020
- Added to Russell 2000 on 6/28/21
- Peak share prices and trading volume driven by data publications
- 30x or 2,940% return from intraday high on 12/9/20, possibly highest intraday return for a non-penny stock from prior day close

As of 6/30/21

Cash	$29.8m
Common Shares	12.9m
Warrants & Options	0.1m
Fully Diluted Shares	13.0m
Ownership (Tightly Held)	75-85%
Liabilities	$0.7m



$158
19m shares
SABCS 2020
12/9/20
$128
9m shares
SABCS 2020
12/10/20
$53
7m shares
New Hire
3/9/21
$70
7m shares
AACR 2021
4/9/21
$49
ASCO 2021 &
Russell 2000
June 2021
$5.75
IPO
9/25/20
$40.00
Follow-on
12/22/20
GLSI
GREENWICH LIFESCIENCES INC

Greenwich LifeSciences

Trading & Transaction Comparables

Trading Comparables

As of Market Close on 6/25/21

Company	Stock Symbol	Price	52 Wk Range	Avg Volume (3mo)	Market Cap	Comments
Late-Stage Breast Cancer / ImmunoOncology						
Greenwich LifeSciences	GLSI	$43.80	$3.26 - 158.07	422,126	$565M	Recently announced positive Phase II data
Seagen	SGEN	$157.18	$133.20 - 213.94	848,487	$28.525B	Recently announced positive Phase II data, tucatanib approval, Merck collaboration
G1 Therapeutics	GTHX	$23.98	$10.81 - 37.07	1.029M	$1.009B	Recently announced positive Phase II & III data
Macrogenics	MGNX	$27.17	$18.16 - 30.48	846,109	$1.631B	Recently announced positive Phase III data
Puma Biotechnology	PBYI	$9.63	$7.48 - 14.14	311,171	$389M	Pure play comp with Nerlynx not as effective and more toxicity than GP2

Transaction Comparables - Breast Cancer & Peptide Immunotherapy

- September 14, 2020 – Gilead acquires Immunomedics for $21b for recently approved breast cancer drug
  - Acquires Trodelvy to treat metastatic triple-negative breast cancer
- September 16, 2020 – Merck partners with Seagen for up to $4.4b for 2 breast cancer drugs
  - Invests $1b equity & $725m upfront for breast cancer drug in development and limited Tukysa rights
- October 1, 2020 – Genentech (Roche) partners with Vaccibody for up to $715m
  - $200m upfront and near-term plus up to $515m in future milestones for neoantigen cancer vaccines
- August 9, 2021 – Seagen partners with China's RemeGen for up to $2.6b for HER2 targeted ADC
  - $200m upfront for ex-Asia rights. Seagen to commercialize rest of world, including Japan/Singapore.
- September 7, 2021 – Genentech (Roche) partners with Adaptimmune for up to $3.3b for T-cell therapy
  - $150m upfront & $150m over next 5 years, plus $3b in milestones

GLSI Strategy is to Conduct Additional GP2 Trials

Greenwich's current strategy is as follows:

- **Reproduce** Phase IIb trial in Phase III trial in HER2 positive patients only – no material changes to treatment regimen, upgrade immune response assays, expand to multiple HLA types
- **Optimize** GP2 treatment by starting treatment in neoadjuvant setting in another Phase II/III trial and utilize immune response data, if possible, to "optimize" timing of inoculations
- **Expand** to HER2 low breast cancer and other HER2 expressing cancers using optimized treatment methods and add checkpoint inhibitors

Add Checkpoint Inhibitors



APC
PD-L1
CD80/86
MHC
Nivolumab
Pembrolizumab
Pidilizumab
PDR001
Atezolizumab
Durvalumab
Avelumab
PD-L1
MHC
Tumor Cell
PD-1
PD-1
CD28
TCR
TCR
CD 8+
T Cell
T Cell Activation
Cytotoxicity
Proliferation

ROE of developing GP2 could be high!

Greenwich LifeSciences

GP2 Conclusions: A Breakthrough Targeted Immunotherapy for Prevention of HER2/*neu* Cancer

- Phase IIb trial: In HER2 3+ patients, 0% breast cancer recurrences post-surgery, if fully immunized, ($p = 0.0338$), peak immunity after 6 months, minimal to no side effects, median 5 years follow-up, randomized, placebo-controlled, multi-center (16 sites, 96 patients), study led by MD Anderson
- Conservative design of Phase III trial to reproduce Phase IIb results
- Planned Phase III Trial: Breast cancer post-surgery adjuvant/neoadjuvant setting, HER2/*neu* 3+, HLA-A2 patients starting in Y2 following Herceptin or Kadcyla
- Regulatory/Manufacturing - finalizing Phase III trial protocol, interim analysis added & CMC - Phase III lot near completion
- Potential Opportunities to Expand Market:
  - HER2/*neu* 1-2+ patients with Herceptin - increase market from 25% to 75%
  - ✓ Other HLA types – increase from 40-50% up to 80% of all patients
  - Combination with CD4/CD8 peptides and checkpoints
  - Other HER2/*neu* cancers
- NASDAQ Ticker "GLSI": Raised $36.5m since IPO, as of 9/1/21, best performing biotech IPO of 307 IPOs since February 2019 – 661% return (BioPharmCatalyst)

Greenwich LifeSciences



For Additional Information, Please Contact:

Snehal Patel
CEO
Telephone: 832.819.3232
E-mail: info@greenwichlifesciences.com
Website: greenwichlifesciences.com